UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2015

Power REIT
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

000-54560
(Commission File Number)

45-3116572
(IRS Employer Identification No.)

301 Winding Road
Old Bethpage, NY 11804
 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

Power REIT’s (the “Trust”) 2015 Annual Meeting of shareholders was held on June 9th, 2015. For more information on the following proposals, see the company’s proxy statement dated May 15th, 2015, the relevant portions of which are incorporated herein by reference.

Below are the final voting results.

1)	Shareholders elected each of the four nominees to the Board of Trustees for a one-year term

	For	Withheld	Broker Non-Votes
David H. Lesser	536,559	95,153	848,307
Virgil E. Wenger	534,241	97,471	848,307
Patrick R. Haynes, III	538,605	93,107	848,307
William S. Sussman	536,964	94,748	848,307

2)	Shareholders ratified Broadridge as the Trust’s independent audit firm for 2015.

For	Against	Abstain
1,388,873	46,805	44,341

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power REIT

Date: June 10, 2015	By:	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary, & Treasurer

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